Exhibit 10

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 45 to Registration Statement No. 2-49007 of Merrill Lynch Balanced Capital Fund, Inc. (the “Fund”) on Form N-1A of our report dated November 24, 2003, appearing in the September 30, 2003 Annual Report of the Fund, in the Statement of Additional Information, which is part of this Registration Statement. We also consent to the reference to us under the caption “Financial Highlights” in the Prospectus, which is also part of this Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey January 23, 2004